Exhibit 10.5

FORM OF
AMENDED AND RESTATED COLLATERAL AGENT AGREEMENT

                THIS AMENDED AND RESTATED COLLATERAL AGENT AGREEMENT (this “Agreement”) is made and entered into as of the _____ day of March 2005 (the “Effective Date”), by and among VENDINGDATA CORPORATION, a Nevada corporation (“Debtor”), and PREMIER TRUST, INC., a Nevada corporation (the “Collateral Agent”) in its capacity as collateral agent and on behalf of the persons listed on Schedule A to this Agreement (the “Lenders”).

WITNESSETH:

                WHEREAS, Debtor issued the February Notes as part of a private placement of 10% senior secured convertible notes due February 2008, in the aggregate amount of up to Ten Million Dollars ($10,000,000) (the “February Private Placement”), exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”);

                WHEREAS, Debtor proposes to issue the March Notes as part of an additional private placement of 10% senior secured convertible notes due March 2008 (the March Notes together with the February Notes, the “Notes”), in the aggregate amount of up to Two Million Dollars ($2,000,000) (the “March Private Placement” and, together with the February Private Placement, the “Private Placements”), exempt from the registration requirements of the Securities Act;

                WHEREAS, the Debtor proposes to issue the March Notes on a pari passu basis as the February Notes and to grant to the holders of the February Notes (the “February Note Holders”) and the holders of the March Notes (the “March Note Holders” and, together with the February Note Holders, the “Lenders”) a first priority security interest in the Collateral (as defined below);

                WHEREAS, it is desirable to provide for the orderly administration of such Collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such Collateral, all upon the terms and subject to the conditions hereinafter set forth;

                WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof; and

                WHEREAS, pursuant to that certain Intercreditor Agreement by and among Debtor, the Collateral Agent and the Secured Parties, Debtor has agreed to secure its obligations arising under the Notes, including all debts, obligations, liabilities, interest, fees, charges and expenses arising under the Notes (the “Obligations”), by amending and restating the Security Agreement dated as of February 15, 2005 and the Collateral Agent Agreement dated February 7, 2005.

                NOW, THEREFORE, for and in consideration of the promises and mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and intending to be legally bound thereby, the parties do hereby covenant and agree that the recitals set forth above are true and accurate and are hereby incorporated in and made a part of this Agreement, and further covenant and agree as follows:

1.             COLLATERAL.

                1.1.            Security Agreement. Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders: (1) the Collateral Agent has or will have executed an acknowledgement of the terms and conditions of that certain Amended and Restated Security Agreement of even date herewith by and among the Company, the Collateral Agent and the Lenders (the “Security Agreement”), regarding the grant of a security interest in and lien on the Collateral (as defined in the Security Agreement) to the Collateral Agent, for the benefit of the Lenders; and (2) the Company has or will have issued the Notes to the Lenders. For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Security Agreement, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Security Agreement. No reference to the Security Agreement or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

                1.2.            Powers of the Collateral Agent. The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action upon the occurrence of a default (as defined in the Notes or the Security Agreement) (an “Event of Default”) that is not cured, including, without limitation, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations and the exercise of any remedies given to the Collateral Agent pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Agreement. Upon disposition of the Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 6.4 of the Security Agreement.

                1.3.            Distribution of Proceeds. The Collateral Agent is to distribute in accordance with the Security Agreement any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations (as defined in the Security Agreement).

2.             FEES AND EXPENSES; APPOINTMENT OF THE COLLATERAL AGENT.

                2.1.            Fees. The Company shall pay the Collateral Agent an initial fee of Two Thousand Dollars ($2,000) and a recurring annual fee of One Thousand Dollars ($1,000) payable within thirty (30) days after such fees are due. Upon the occurrence of an Event of Default, the Collateral Agent will charge an hourly rate for performing extraordinary services in addition to the services covered by its administration fee.

                2.2.            Expenses. The Company shall pay any and all costs and expenses incurred by the Collateral Agent in connection with the transactions contemplated hereby, including, without limitation, any and all costs and expenses arising from or in connection with: (1) the preparation of this Agreement and all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement; (2) the administration and holding of the Collateral; (3) insurance expenses; and (4) the enforcement, protection and adjudication of the parties’ rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any.

3.             ACTION BY THE MAJORITY IN INTEREST.

                3.1.            Certain Actions. Each of the Lenders covenants and agrees that only the Lenders holding a majority of the outstanding principal due on the Notes (a “Majority in Interest”) shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Notes, but only insofar as such waiver affects their right to receive proceeds from the Collateral):

3.1.1. Acceleration. If an Event of Default occurs, after the expiration of any applicable grace and/or cure period, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to the Company notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

3.1.2. Enforcement. Upon the occurrence of any Event of Default after the expiration of any applicable grace and/or cure period during which such period the Company fails to cure such Event of Default, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce against the Company, on behalf of all the Lenders, their rights and remedies under the Notes, and such other rights and remedies as are provided by law or equity;

3.1.3. Waiver of Past Defaults. A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to the Company, and the other Lenders; and

3.1.4. Amendment. A Majority in Interest may instruct the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Security Agreement in accordance with the terms of the Notes or Security Agreement so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Notes.

                3.2.            Further Actions. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

                3.3.            Majority in Interest. For so long as any obligations remain outstanding on the Notes, Majority in Interest shall mean Lenders who hold not less than fifty percent (50%) of the principal amount outstanding under the Notes.

                3.4.            Limitation. Notwithstanding the foregoing, a Majority in Interest cannot agree to amend the Notes to change the interest rate, maturity date or priority of the security interest without the consent of each of the Lenders.

4.             POWER OF ATTORNEY.

                4.1.            Appointment. To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

                4.2.            No Liability. All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                4.3.            Irrevocable. This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

5.             RELIANCE ON DOCUMENTS AND EXPERTS.

                The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

6.             DUTIES OF THE COLLATERAL AGENT; STANDARD OF CARE.

                6.1.            Duties. The Collateral Agent’s duties are only those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent shall have no duty or responsibility to: (1) determine whether the Collateral is sufficient to secure the Company’s liabilities under the Notes, or (2) inquire as to the provisions of any other agreement or instrument. The Collateral Agent may be liable only for its own gross negligence or willful misconduct, when a court of competent jurisdiction determines that the Collateral Agent has acted in such manner. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

                6.2.            Standard of Care. The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances. Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

                6.3.            Reliance. In performing its duties under this Agreement, the Collateral Agent:

6.3.1. May rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Collateral Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram, or electronic media, such instructions appear on their face to have been signed, sent or presented by the proper party or parties;

6.3.2. May confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other parties hereunder for any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel;

6.3.3. May, in its sole discretion, comply with orders issued or process entered by any court with respect to the Collateral, without determination by the Collateral Agent of such court’s jurisdiction in the matter; and

6.3.4. Shall not incur any liability to anyone resulting from actions taken by the Collateral Agent in reliance in good faith on such instructions.

                6.4.            Limitation. Notwithstanding anything contained herein to the contrary, no provision of this Agreement shall require the Collateral Agent to take any action which, in the Collateral Agent’s reasonable judgment, would result in: (1) any violation of this Agreement or any provision of law; or (2) any potential liability to the Collateral Agent. The Collateral Agent shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. In no event shall Collateral Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Collateral Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Collateral, any account in which Collateral is deposited, this Agreement, the Notes or the Security Agreement, or to appear in, prosecute or defend any such legal action or proceeding.

                6.5.            Review for Own Purposes. Any review by the Collateral Agent of the Notes, the Security Agreement or any separate undertaking between the Company and the Lenders shall be solely for the Collateral Agent’s own purposes. THE COLLATERAL AGENT HAS NO RESPONSIBILITY RELATIVE TO THE TERMS OF ANY NOTE, SECURITY AGREEMENT, OR SEPARATE UNDERTAKING, MAKES NO REPRESENTATION AS TO THE EFFECT OR ADEQUACY THEREOF AND SHALL HAVE NO OBLIGATION TO ENSURE THAT THIS AGREEMENT OR ANY ACTION RELATIVE TO THIS AGREEMENT CONFORMS THEREWITH.

7.             RESIGNATION.

                The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within 15 days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with any court in New York that accepts such Collateral.

8.             EXCULPATION.

                The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with instructions of the Majority in Interest and any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person’s gross negligence or willful misconduct, when a court of competent jurisdiction determines that the exculpated party has acted in such manner; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

9.             INDEMNIFICATION.

                The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, including, without limitation: (1) any loss, liability, costs or expenses arising out of or in connection with the status of the Collateral Agent; (2) the reasonable fees and expenses of counsel of the Collateral Agent; and (3) any circumstance relating to any insurance, tax or other laws or regulations of any jurisdiction pertaining to the Collateral or the other parties hereto, except such as are occasioned by the indemnified person’s own gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The Lenders hereby acknowledge that the foregoing indemnities shall survive the resignation or removal of the Collateral Agent or the termination of this Agreement.

10.             MISCELLANEOUS

                10.1.            Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada. The parties hereto submit to the exclusive jurisdiction of the courts located in Clark County, Nevada, with respect to any dispute arising under this Agreement and the transactions contemplated hereby.

                10.2.            Entire Agreement. This Agreement, the Subscription Agreement, the Note, the Security Agreement and the Exchange Agreement contain the entire agreement between the Collateral Agent, the Company and the Lenders with regard to the subject matter hereof and may not be modified or waived except in a writing signed by the Collateral Agent, the Company and the Lenders.

                10.3.            Headings.  The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

                10.4.            Binding Effect. This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided herein, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto.

                10.5.            Amendments and Modification; Additional Lender. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent.

                10.6.            Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                10.7.            Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, shall be sent by facsimile to the party to be notified and shall be deemed effectively given upon personal delivery to the party to be notified, or four days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified. Any notice to Purchaser shall be sent to his facsimile number and address set forth on the signature page hereto, or at such other facsimile number or address as a party may designate by ten (10) days’ advance written notice to the other party. A copy of any notice to the Company shall be sent to Kummer Kaempfer Bonner & Renshaw, Attn: Michael J. Bonner, 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109, 702-796-7181 (facsimile).

                10.8.            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. In addition, if any such provision, or any part thereof, is held to be unenforceable, the parties agree that the court, regulatory agency or other governmental body making such determination shall have the power to delete or add specific words or phrases, so that such provision shall then be enforceable to the fullest extent permitted by law.

                10.9.            Neutral Interpretation. This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

                10.10.          Waiver. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent’s rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                10.11.            Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, and by facsimile signature and transmission, each of which shall be an original and all of which shall together constitute one and the same agreement.

                IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Collateral Agreement as of the Effective Date.

“DEBTOR”		ADDRESS

VENDINGDATA CORPORATION,
a Nevada corporation		6830 Spencer Street
Las Vegas , Nevada 89119
By:	______________________________________________
	_____________________________	TELEPHONE:	702-733-7195
Its:	_____________________________	FACSIMILE:	702-733-7197

“COLLATERL AGENT”

PREMIER TRUST, INK.,		ADDRESS
a Nevada corporation
2700 West Sahara , Suite 300
By:	______________________________________________	Las Vegas , Nevada 89102
Mark Dreschler
Its:	President	TELEPHONE::	702-_______
		FACSIMILE::	702-507-0755

“LENDERS”

PREMIER TRUST, INC.,		ADDRESS
as attorney-in-fact for the persons listed
on Schedule A attached hereto
2700 West Sahara , Suite 300
By:	______________________________________________	Las Vegas , Nevada 89102
Mark Dreschler
Its:	President	TELEPHONE:	702-_______
		FACSIMILE:	702-507-0755

SCHEDULE A

LENDERS

	FEBRUARY NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

1.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

2.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

3.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

4.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

5.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

6.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

7.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

8.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

	FEBRUARY NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

9.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

10.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

11.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

12.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

13.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

14.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

15.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

16.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

17.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

	FEBRUARY NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

18.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

19.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

20.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

21.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

22.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

23.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

24.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

25.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

		TOTAL	$ ____________

	MARCH NOTE HOLDERS	ADDRESS	PRINCIPAL AMOUNT

26.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

27.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

28.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

29.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

30.	_____________________	_______________________	$ ____________
_______________________
Telephone: ______________
Facsimile: _______________

		TOTAL	$ ____________